UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

ASPEN TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation	0-24786 (Commission File Number)	04-2739697 (IRS Employer Identification No.)
Ten Canal Park, Cambridge MA 02141 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (617) 949-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

        On March 15, 2005, we issued a press release announcing the completion of the previously announced investigation by the audit committee of our board of directors and the restatement of our financial statements for our fiscal years ended June 30, 2000 through 2004. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        On March 15, 2005, we also issued a press release announcing our financial results for our fiscal quarters ended September 30, 2004 and December 31, 2004, the first two quarters of our fiscal year ending June 30, 2005. The full text of the press release issued in connection with this announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.

        The information is this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

        (c) Exhibits

        See the Exhibit Index attached hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.
Date: March 15, 2005	By:	/s/ CHARLES F. KANE Charles F. Kane Senior Vice President—Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on March 15, 2005, announcing completion of audit committee investigation and restatement of financial statements.
99.2	Press release issued by Aspen Technology, Inc. on March 15, 2005, announcing financial results for the fiscal quarters ended September 30, 2004 and December 31, 2004.